INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company has incurred net operating losses ("NOLs") since inception. As of December 31, 2019, the company had NOL carryforwards available through 2038 of approximately $75.8 million to offset its future income tax liability. The company has recorded deferred tax assets but reserved against, due to uncertainties related to utilization of NOLs as well as calculation of effective tax rate. Utilization of existing NOL carryforwards may be limited in future years based on significant ownership changes. The company is in the process of analyzing their NOL and has not determined if the company has had any change of control issues that could limit the future use of NOL. NOL carryforwards that were generated after 2017 of approximately $4.2 million may only be used to offset 80% of taxable income and are carried forward indefinitely.

Components of deferred taxes are as follow at December 31 (in thousands):

	2019	2018
Deferred tax assets:
Warrant liability	$1,087	$1,182
Accrued executive compensation	515	498
Reserves and other	468	488
Net operating loss carryforwards	18,961	19,297
	21,031	21,465
Valuation allowance	(21,031)	(21,465
Net deferred tax assets	$0	$0

The following is a summary of the items that caused recorded income taxes to differ from taxes computed using the statutory federal income tax rate for the years ended December 31:

	2019	2018
Statutory federal tax rate	21%	21%
State taxes, net of federal benefit	4	4
Nondeductible expenses	-	-
Valuation allowance	(25)	(25)
Effective tax rate	0%	0%

On December 22, 2017, the U.S. government enacted comprehensive tax reform commonly referred to as the Tax Cuts and Jobs Act (“TCJA”). Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. Among other things, the TCJA (1) reduces the U.S. statutory corporate income tax rate from 34% to 21% effective January 1, 2018 (2) eliminates the corporate alternative minimum tax (3) eliminates the Section 199 deduction (4) changes rules related to uses and limitations of net operating loss carryforwards beginning after December 31, 2017.

The Company applies the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that the Company has taken or expects to take on a tax return. As of December 31, 2019, the Company has no uncertain tax positions. There are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months from December 31, 2019.

The Company files federal income tax returns and income tax returns in various state tax jurisdictions with varying statutes of limitations. The Company has filed its 2018 federal and state corporate tax returns.

The provision for income taxes as of the dates indicated consisted of the following (in thousands) December 31:

	2019	2018
Current	$-	$-
Deferred	-	-
Deferred provision	-	-
Impact of change in enacted tax rates	-	-
Change in valuation allowance	-	-
Total provision for income taxes	$-	$-

In 2019 and 2018, our effective tax rate differed from the U.S. federal statutory rate due to the valuation allowance over our deferred tax assets.